LEGG MASON TAX-FREE INCOME FUND
                    Legg Mason Maryland Tax-Free Income Trust

                       Supplement to the Prospectus dated
                                 August 1, 2007


The first paragraph under the heading "Purchasing Shares" in the section "How to Invest" on page 14 of the Prospectus in replaced in its entirety with the following:

The fund generally will accept a new account application to establish an account only if the beneficial owner has a U.S. address or is a U.S. citizen with a foreign address. Existing non-U.S. investors in the fund will not be permitted to establish new accounts to purchase fund shares, but will continue to be able to purchase shares in the fund through their existing accounts. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the fund.





The paragraph in the section "Portfolio Holdings Disclosure Policy" on page 27 of the Prospectus is replaced in its entirety with the following:



A description of the fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the fund's Statement of Additional Information. The fund's complete portfolio holdings are available at http://www.leggmason.com/funds/ourfunds/portfolioholdings on a quarterly basis approximately 25 calendar days following the quarter-end, and partial information concerning the fund's portfolio holdings (such as top ten holdings) is available on the Legg Mason Funds' website, in fact sheets and other formats, approximately 11 business days following each quarter-end. Such information will remain available until the next quarter's holdings are posted.




 This supplement should be retained with your Prospectus for future reference.

                   This supplement is dated November 26, 2007.




LMF-038
SKU #540818